                                   SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
                                              Commission Only (as Permitted
                                              by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11   or Rule 14a-12

                      Merry Land & Investment Company, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if  any part of the fee is offset as provided by Exchange
         Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3) Filing Party:
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     (4) Date Filed:
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
                      Merry Land & Investment Company, Inc.
                     Notice of Annual Meeting of Shareholders
                                  April 21, 1997

           To The Shareholders of Merry Land & Investment Company, Inc.
     The Annual Meeting of Shareholders of Merry Land & Investment Company, Inc. will be held at the Radisson Riverfront Hotel, Two Tenth Street, Augusta, Georgia, on Monday, April 21,1997, at 10:00 a.m. for the following purposes:
   1. To elect seven directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified.
   2.   To vote upon the Stock Option and Incentive Plan.
   3. To transact such other business as may properly come before the meeting or any adjournment.
   The close of business on March 3, 1997 has been set by the directors as the record date for determination of the shareholders of the Company who are entitled to notice of and to vote at the meeting. A copy of the 1996 Annual Report is enclosed.
   All Shareholders, especially those who do not expect to attend the meeting in person, are requested to date, vote and sign the enclosed proxy card, indicating any voting instructions, and to return it in the accompanying envelope.

By order of the Board of Directors,


W. HALE BARRETT
Secretary

March 24, 1997

                       PLEASE VOTE AND RETURN THE ENCLOSED
                               PROXY CARD PROMPTLY

                      Merry Land & Investment Company, Inc.
                              ---------------------
                                 Proxy Statement
                              ---------------------
   General This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the Annual Meeting of Shareholders of Merry Land & Investment Company, Inc. to be held Monday, April 21, 1997 at the Radisson Riverfront Center, Two Tenth Street, Augusta, Georgia at 10:00 A.M. The Company's principal executive offices are located at 624 Ellis Street, Augusta, Georgia 30901 and its telephone number is 706/722-6756.
This Proxy Statement and the enclosed proxy are being first mailed to the Company's Shareholders on or about March 24, 1997.

   Voting When proxies are properly executed and returned, the shares of common stock they represent will be voted or abstained at the meeting in accordance with any directions noted. If no directions are noted, they will be voted to elect the directors nominated by the Board and to approve the Stock Option and Incentive Plan. The Company's management knows of no other matters to be presented or considered at the meeting; however, the proxies named shall have discretionary authority to vote on any other matter which may properly be presented at the meeting. In addition, the proxies named shall have the authority to vote for any person for election as a director in lieu of any person nominated if the nominee is unable to serve. It is not contemplated that any nominee will be unable to serve.

   The following rules govern voting at the Annual Meeting:
      - A majority of the shares of common stock entitled to vote will constitute a quorum. Shares of common stock are counted for quorum purposes if they are represented for any purpose at the meeting other than solely to object to holding the meeting or transacting business at the meeting. Shares of preferred stock are not entitled to vote.
      - For the election of directors a quorum must be present, either in person or by proxy, and a plurality of the shares voting must vote in the affirmative.
      - To approve the Stock Option and Incentive Plan a quorum must be present, either in person or by proxy, and a majority of the shares voting must vote in the affirmative.
      - Abstentions and broker non-votes are neither counted for purposes of determining the number of affirmative votes required for the election of directors nor voted for or against matters presented for shareholder consideration. Consequently, so long as a quorum is present, abstentions and broker non-votes have no effect on the outcome of any vote.

 Revocation of Proxies Execution of the enclosed proxy will not affect the shareholder's right to attend the meeting and vote in person. A shareholder may revoke a proxy at any time before it is voted.

   Solicitation  The accompanying proxy is solicited by the Company.
The expense of solicitation, which is not expected to exceed the normal expense of a proxy solicitation for a meeting at which directors are elected, will be borne by the Company.
                                    Directors
   All directors of the Company are elected annually for terms of one year and hold office until their successors are elected and qualify. Unless instructed to the contrary, the accompanying proxy will be voted to elect as directors the persons named in the table below, except Pierce Merry, Jr. who has reached the retirement age set forth in the Bylaws.

   The Company's Bylaws provide for a Board of Directors consisting of not less than three nor more than fifteen members. The number of directors is fixed at seven for the current year effective upon the retirement of Mr. Merry at the Annual Meeting. The proxies may not be voted for more than seven directors.

   The table below shows the names and ages of all directors, their position with the Company, the period they have served as directors, the committees on which they serve, the amount and percentage of common stock beneficially owned and their business experience during the past five years. All of the following directors, except Mr. Merry, are nominated for re-election.

------------------------------------------------------------------------------------------
                                                                 Common Stock
    Name, Business               Position       Director         Beneficially Owned (1)
Experience and Committees Age    with Company   Since             Amount       Percentage
-------------------------------------------------------------------------------------------
Boone A. Knox            60   Chairman of the     1996    2,545,964 (4)       6.6%
                              Board(3)
Chairman of the Board of the Company since 1996.  Chairman of the Board and Chief Executive
Officer of Allied Bankshares, Inc. until January 31, 1997.  Chairman of the Board of Allied Bank of Georgia, Inc.,
a subsidiary of Regions Financial Corp.  Director of Cousins Properties, Inc.  Executive Committee.
-------------------------------------------------------------------------------------------------------------
W. Tennent Houston       46   President, Chief    1986     445,546 (6)(7)      1.2%
                              Executive Officer
                              and Director (5)
President of the Company since 1985. Employee of the Company since 1981. Executive
Committee.
-------------------------------------------------------------------------------------------------------------
Michael N. Thompson      48   Executive Vice      1996     189,533 (6) (9)     0.5%
                              President, Chief
                              Operating Officer
                              and Director (8)
Executive Vice President of the Company since January 1997 and Vice President of the
Company since August 1992. Employee of the Company since February 1992. President of Thompson & Wright, Inc., asset managers, from November 1990 to January 1992. Previously Executive Vice President, Great Southern Federal
Savings Bank.  Executive Committee.
-------------------------------------------------------------------------------------------------------------
W. Hale Barrett          68   Secretary and       1969      29,297 (10)(11)    0.1%
                              Director
Member of law firm of Hull, Towill, Norman & Barrett, P.C., counsel to the Company.
Executive Committee.
-------------------------------------------------------------------------------------------------------------
Hugh Calvin Long II      45   Director            1994      19,258 (11) (12)   0.05%
Capital Area President, First Union National Banks of Virginia, Maryland & Washington, D.C.
Previously Regional Executive Vice President of First Union National Bank of Georgia. Audit and
Compensation Committees.
-------------------------------------------------------------------------------------------------------------
Robert P. Kirby          60   Director (14)       1997      10,000  (11)       0.03%
Chief Executive Officer, Castleberry/Snow's Brands, Inc., Augusta, Georgia.  Audit and
Compensation Committees.
-------------------------------------------------------------------------------------------------------------
Pierce Merry, Jr.        72   Director            1981     120,564 (11)(13)    0.31%
Retired Chairman of Boral Bricks, Inc. (formerly Merry Companies, Inc.)
-------------------------------------------------------------------------------------------------------------
Paul S. Simon            65   Director (14)       1997      10,000  (11)       0.03%
Retired President, Morris Communications Corporation, Augusta, Georgia.  Audit and
Compensation Committees.
-------------------------------------------------------------------------------------------------------------

(1) The shares shown were owned directly by the named person as of March 3, 1997 unless otherwise indicated.
(2) Assumes 38,466,198 shares outstanding, including 38,147,198 shares outstanding as of March 3, 1997, and 319,000 shares issuable upon exercise of presently exercisable stock options held by Messrs. Houston and Thompson and the Company's other executive officers.
(3) Boone A. Knox was elected to the Board on November 7, 1996 when his brother, Peter S. Knox III, relinquished his duties as Chairman and Chief Executive Officer due to illness. He was appointed Chairman of the Board upon Mr. Knox's death in December, 1996.
(4)   See "Voting Securities and Principal Holders".
(5) Peter S. Knox III served as Chairman and Chief Executive Officer until November 7, 1996 when he relinquished his duties as Chief Executive Officer due to illness. At that time, W. Tennent Houston, President and Chief Operating Officer, was named acting Chief Executive Officer. Upon Mr. Knox's death in December, 1996, Mr. Houston's appointment as Chief Executive Officer was made permanent.
(6)   See "Executive Compensation".
(7) Includes 16,882 shares held in Mr. Houston's account in the Company's Employee Stock Ownership Plan ("ESOP"). Also includes 171,806 shares in the ESOP which have not been allocated to the account of any Company employee and for which Mr. Houston holds voting power as sole trustee of the ESOP. Includes 83,000 shares issuable upon exercise of presently exercisable stock options.
(8) Mr. Thompson was appointed to the Board and named acting Chief Operating Officer on November 7, 1996 when Peter S. Knox III relinquished his duties as Chief Executive Officer. His appointment as Chief Operating Officer was made permanent upon Mr. Knox's death in December, 1996.
(9) Includes 6,571 shares owned by Mr. Thompson's wife and children. Includes 61,000 shares issuable upon exercise of presently exercisable stock options.
(10)  Includes 100 shares owned by Mr. Barrett's wife.
(11) Includes 10,000 shares of Company common stock purchased on January 17, 1997 at the market price of $21.50 by borrowing $215,000 with a full recourse, interest free loan payable upon demand under the Company's Directors Stock Loan Plan.
(12) Includes 5,758 shares owned by Mr. Long's wife and children. Mr. Long disclaims beneficial ownership of the shares owned by his wife and children.
(13) Includes 18,812 shares owned by the Merry Foundation of which Mr. Merry is trustee. Includes 40,000 shares owned beneficially by Mr. Merry as an income beneficiary of a charitable remainder trust, of which Mr. Merry is trustee.
(14) Elected to serve as Director in January, 1997, for a newly created position upon expansion of the size of the Board.

                                Executive Officers
   All executive officers of the Company are elected annually for terms of one year and hold office until their successors are elected and qualify. The table below shows the names and ages of all executive officers who are not directors, their position with the Company, the period they have served as executive officers, the amount and percentage of common stock beneficially owned and their business experience during the past five years.

----------------------------------------------------------------------------------------------------------------
Name and Business      Age         Position                      Common Stock
Experience                         with Company               Beneficially Owned(1)
                                                                   Amount      Percentage(2)
----------------------------------------------------------------------------------------------------------------
John W. Gibson         45          Senior Vice President        51,100 (3)(4)  0.1%
Elected Senior Vice President upon joining the Company in January, 1997.  Previously member of law firm of Hull, Towill, Norman & Barrett, P.C., counsel to the Company.
----------------------------------------------------------------------------------------------------------------
Joseph P. Bailey III   38          Vice President              122,292 (5)(6)  0.3%
Vice President of the Company since August 1992. Employee of the Company since 1989.
----------------------------------------------------------------------------------------------------------------
Ronald J. Benton       39          Vice President              137,757 (7)(8)  0.4%
Vice President of the Company since January 1995. Controller of the Company since January 1986. Employee of the Company since 1984.
----------------------------------------------------------------------------------------------------------------
Ralph J. Simons, Jr.   32          Vice President              111,130 (9)(10) 0.3%
Vice President of the Company since January 1995. Employee of the Company since 1990.
----------------------------------------------------------------------------------------------------------------
Dorrie E. Green        38          Vice President               86,440(11)(12) 0.2%
Vice President of the Company since January 1995. Employee of the Company since 1994. Chief
Financial Officer of JG Financial Management Services from September 1992 to October 1994. Vice President of
Heritage Property Company from August 1991 to September 1992. Previously Chief Financial Officer of North and West
Florida Divisions of Trammell Crow Residential Company.
----------------------------------------------------------------------------------------------------------------

(1) The shares shown were owned directly by the named person as of March 3, 1997 unless otherwise indicated.
(2) Assumes 38,466,198 shares outstanding, including 38,147,198 shares outstanding as of March 3, 1997, and 319,000 shares issuable upon exercise of presently exercisable stock options held by Messrs. Houston and Thompson and the executive officers Messrs. Gibson, Bailey, Benton, Simons and Green.
(3)   Includes 1,100 shares owned by Mr. Gibson's wife and children.
(4) Mr. Gibson has purchased Company common stock at the market price with a full recourse, interest free loan under the Company's Stock Loan Program (the "Stock Loan Program"). Mr. Gibson purchased 50,000 shares on 1/17/97 at the market price of $21.50 per share by borrowing $1,075,000.
(5) Includes 3,000 shares owned by Mr. Bailey's wife and daughter. Includes 56,000 shares issuable upon exercise of presently exercisable stock options.
(6) Mr. Bailey has purchased Company common stock at the market price with full recourse, interest free loans under the Company's Stock Loan Program. Mr. Bailey purchased 10,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $107,500; 10,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $155,000; 10,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $208,75; and 24,000 shares on 6/15/95 at the market price of $19.00 per share by borrowing $456,000. The maximum outstanding principal balance of loans to Mr. Bailey under the Stock Loan Program totaled $829,761 in 1996 and totaled $776,215 on 3/3/97. The Company has also extended Mr. Bailey interest free, full recourse loans to exercise incentive stock options. The maximum outstanding principal balance of these loans totaled $16,266 in 1996 and totaled $12,259 on 3/3/97.
(7) Includes 1,171 shares owned by Mr. Benton's wife. Includes 49,000 shares issuable upon exercise of presently exercisable stock options.
(8) Mr. Benton has purchased Company common stock at the market price with full recourse, interest free loans under the Stock Loan Program. Mr. Benton purchased 10,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $107,500; 10,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $155,000; 10,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $208,750; and 24,000 shares on 6/15/95 at the market price of $19.00 per share by borrowing $456,000. The maximum outstanding principal balance of loans to Mr. Benton under the Stock Loan Program totaled $829,761 in 1996 and totaled $776,215 on 3/3/97. The Company has also extended Mr. Benton interest free, full recourse loans to exercise incentive stock options. The maximum outstanding principal balance of these loans totaled $49,009 in 1996 and totaled $30,169 on 3/3/97.
(9) Includes 38,000 shares issuable upon exercise of presently exercisable stock options.
(10) Mr. Simons has purchased Company common stock at the market price with full recourse, interest free loans under the Stock Loan Program. Mr. Simons purchased 10,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $107,500; 10,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $155,000; 20,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $417,500; and 24,000 shares on 6/15/95 at the market price of $19.00 per share by borrowing $456,000. The maximum outstanding principal balance of loans to Mr. Simons under the Stock Loan Program totaled $1,018,776 in 1996 and totaled $955,314 on 3/3/97. The Company has also extended Mr. Simons interest free, full recourse loans to exercise incentive stock options. The maximum outstanding principal balance of these loans totaled $20,866 in 1996 and totaled $16,920 on 3/3/97.
(11) Includes 32,000 shares issuable upon exercise of presently exercisable stock options.
(12) Mr. Green has purchased Company common stock at the market price with full recourse interest free loans under the Stock Loan Program. Mr.
      Green purchased 10,000 shares at the market price of $17.50 per share on 12/15/94 by borrowing $175,000, 24,000 shares on 6/15/95 at the market price of $19.00 per share by borrowing $456,000; and 20,000 shares on 3/14/96 at the market price of $22.63 by borrowing $452,500. The maximum outstanding principal balance of the loans to Mr. Green under the Stock Loan Program totaled $1,054,891 in 1996 and totaled $1,001,345 on 3/3/97.

                           The Board and its Committees
   The Board met five times in 1996. The Board maintains an Executive Committee and an Audit Committee but no nominating committee. In early 1997, the Board established a Compensation Committee. The Executive Committee is empowered to conduct the business of the Company between Board meetings but did not meet in 1996. The Audit Committee supervises the Company's independent public accounting firm and met once in 1996. All directors attended all of the meetings of the Board and the committees on which they served in 1996.
   Directors who are not employees of the Company receive fees of $1,500 per quarter plus $1,000 for each Board meeting attended. Directors are not additionally compensated for attending any Audit or Executive Committee meeting. Directors who are Company employees receive no compensation for their service on the Board or its committees. All Directors are eligible to participate in the Directors Stock Loan Plan.

            Report of the Board of Directors on Executive Compensation
                             Compensation Policies

   The Company's Board of Directors acts as a whole on executive compensation matters except with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer, the administration of incentive and nonstatutory stock option plans and the extension of interest free loans to employees for the purchase of Company common stock. Peter S. Knox III served as Chairman and Chief Executive Officer until November 7, 1996 when he relinquished his duties as Chief Executive Officer due to illness. At that time, W. Tennent Houston, President and Chief Operating Officer, was named acting Chief Executive Officer and Michael N. Thompson was named acting Chief Operating Officer. Upon Mr. Knox's death in December, 1996, those appointments were made permanent. Mr. Knox's compensation for 1996 was determined by Messrs. Long and Merry, the Board's outside directors during 1996, who also set Mr. Houston's compensation after considering Mr. Knox's recommendation. The stock option and stock loan plans were administered in 1996 by Messrs. Long and Merry, the Board's outside directors during 1996.

   The Board's goal in setting executive compensation is to link pay to Company performance by making stock based compensation a significant component of executive pay. The major components of executive compensation are base salary, cash bonuses, stock options and stock loans, each of which is described in more detail in this proxy statement. In determining all forms of compensation the Board evaluates competitors' levels of base salary, cash bonuses, stock options and stock loans, the level of compensation necessary to attract and retain executive talent and the executive officer's contribution toward the achievement of the Company's goals of increasing shareholder value as measured by several indicators, including stock price performance, growth in funds from operations and growth in dividends per share. The Board does not establish specific performance criteria but instead subjectively considers the Company's performance and each executive officer's contribution toward the achievement of Company goals.

   The Board sets base salaries for executive officers at levels it considers to to be less than typical for real estate investment trusts of similar size as outlined in the annual compensation survey prepared by the National Association of Real Estate Investment Trusts and other industry publications. The Board also grants discretionary cash bonuses based on individual performance and contribution to the Company's performance.

   The Board's objective in administering the stock option and stock loan plans is to link a substantial portion of executive compensation to increases in the price of the Company's common stock, thereby aligning the interests of its executive officers with those of its shareholders.
Grants of stock options under the stock option plans and the purchase of common stock financed by stock loans are made at the market price on the date of grant or loan. Benefit from these programs can only be derived through increases in the stock price and through receipt of cash dividends. Most or all of the dividends received on shares purchased under the Stock Loan Program must be applied against the principal balance of the loan.

  The Omnibus Budget Reconciliation Act of 1993 provides that compensation in excess of $1,000,000 per year paid to the chief executive officer of a company as well as the other named executive officers listed in the Company's proxy statement will not be deductible unless the compensation is "performance-based" and the related compensation plans are approved by shareholders. The Company does not anticipate its executive compensation will come within the reach of this legislation.

                         Compensation of the CEO
   The base salary for Peter S. Knox III for 1996 was determined by Messrs. Long and Merry, the Board's outside directors during 1996, who also set Mr. Houston' compensation after considering Mr. Knox's recommendation. Although the Board has not established any policy that would maintain the overall executive compensation level within any particular range of industry norms, the intent of the Board is that cash compensation, including salary and bonuses, should be less than typical for real estate investment trusts of similar size. The NAREIT survey and other industry surveys were considered by the outside directors during their deliberations in determining Mr. Knox's compensation. In 1996, Messrs. Knox's and Houston's annual base salaries were $180,000 and $120,000. The Board's outside directors believe the stock option and stock loan programs are key elements in motivating employees to achieve the Company's financial and operational objectives. Under these programs a substantial portion of compensation is tied to increases in the price of the Company's common stock and to the payment of cash dividends.
                                                                 Boone A. Knox
                                                             W. Tennent Houston
                                                            Michael N. Thompson
                                                                W. Hale Barrett
                                                            Hugh Calvin Long II
                                                              Pierce Merry, Jr.

                              Executive Compensation
   The following table sets forth the compensation paid or accrued for services by the Company's chief executive officer and the other two most highly compensated executive officers whose total salary and bonus exceeded $100,000 in 1996:

---------------------------------------------------------------------------------------------------------------
                                                  Long-Term
                                                Compensation
                                             --------------------
                                                   Awards
                                             --------------------
Name and Principal     Annual Compensation   Securities Underlying
Position               Year  Salary     Bonus   Options/SARs (#)   All Other Compensation
---------------------------------------------------------------------------------------------------------------
Peter S. Knox III(1)   1996 $180,000     ---     $125,000         $173,552 (2)(3)(4)
Past Chairman of       1995  180,000    90,000     ---             179,911 (2)(3)(4)
the Board and Chief    1994  180,000   115,000     ---              65,985 (2)(3)(4)
Executive Officer
---------------------------------------------------------------------------------------------------------------
W. Tennent Houston(1)  1996  120,000  50,000    100,000            124,335 (5)(6)
President and Chief    1995  120,000  60,000       ---             131,514 (5)(6)
Executive Officer      1994  120,000  78,500     35,000             82,000 (5)(6)
---------------------------------------------------------------------------------------------------------------
Michael N. Thompson(1) 1996  100,000  50,000     75,000             96,715 (7)(8)
Executive Vice         1995  100,000  60,000                        97,962 (7)(8)
President and          1994  100,000  78,500     25,000             60,921 (7)(8)
Chief Operating Officer
--------------------------------------------------------------------------------------------------------------

(1) Peter S. Knox III served as Chairman and Chief Executive Officer until November 7, 1996 when he relinquished his duties as Chief Executive Officer due to illness. At that time, W. Tennent Houston, President and Chief Operating Officer, was named acting Chief Executive Officer and Michael N. Thompson was named acting Chief Operating Officer. Upon Mr. Knox's death in December, 1996, those appointments were made permanent.
(2) In 1996, 1995 and 1994 the Company paid the $2 3,130 annual premium on a $1,000,000 life insurance policy insuring Mr. Knox with the death benefit payable to Mr. Knox's wife. The Company owns an interest in the policy equal to all premium payments paid by the Company. The Company's projected carrying cost of these premiums calculated on an actuarial basis was $13,636 for 1996, $13,474 for 1995 and $16,217 for 1994.
(3)   The Company contributed $22,500 in 1996, $22,500 in 1995 and $22,500 in
      1994 to the ESOP account of Mr. Knox.
(4) Mr. Knox has purchased Company common stock at the market price with full recourse, interest free loans under the Stock Loan Program. Mr. Knox purchased 100,000 shares on 8/19/94 at the market price of $19.00 per share by borrowing $1,900,000 and 40,000 shares on 6/15/95 at the market price of $19.00 per share by borrowing $760,000. The imputed interest accrued on Mr. Knox's loan under the Stock Loan Program totaled $137,416 in 1996, $143,937 in 1995 and $27,268 in 1994. The maximum outstanding principal balance of the loans to Mr. Knox under the Stock Loan Program totaled $2,494,510 in 1996 and totaled $2,355,686 on March 3, 1997.
(5)   The Company contributed $18,000 in 1996, $18,000 in 1995 and $18,000 in
      1994 to the ESOP account of Mr. Houston.
(6) Mr. Houston has purchased Company common stock at the market price with full recourse, interest free loans under the Stock Loan Program. Mr. Houston purchased 25,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $268,750; 15,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $232,500; 25,000 shares on 9/1/93 at the market price of $18.75 per share by borrowing $468,750; 25,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $521,875; and 35,000 shares on 6/15/95 at the market price of $19.00 per share by borrowing $665,000. The imputed interest accrued on Mr. Houston's loans under the Stock Loan Program totaled $104,861 in 1996, $110,419 in 1995 and $61,208 in 1994. The maximum outstanding principal balance of loans to Mr. Houston under the Stock Loan Program totaled $1,898,138 in 1996, $1,986,075 in 1995 and $1,435,375 in 1994 and totaled
      $1,774,190 on March 3, 1997. The Company has also extended Mr. Houston interest free, full recourse loans to exercise incentive stock options. The imputed interest accrued on these loans totaled $1,474 in 1996, $3,095 in 1995 and $2,792 in 1994. The maximum outstanding principal balance of these loans totaled $38,471 in 1996, $51,603 in 1995 and $66,100 in 1994 and totaled $24,589 on March 3, 1997.
(7)   The Company contributed $15,000 in 1996, $15,000 in 1995 and $15,000 in
      1994 to the ESOP account of Mr. Thompson.
(8) Mr. Thompson has purchased Company common stock at the market price with full recourse, interest free loans under the Stock Loan Program. Mr. Thompson purchased 15,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $161,250; 15,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $232,500; 15,000 shares on 9/1/93 at the market price of $18.75 per share by borrowing $281,250; 20,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $417,500; and 30,000 shares on 6/15/95 at the market price of $19.00 per share by borrowing $570,000. The imputed interest accrued on Mr. Thompson's loans under the Stock Loan Program totaled $80,713 in 1996, $81,427 in 1995 and $44,659 in 1994. The maximum outstanding principal balance of loans to Mr. Thompson under the Stock Loan Program totaled $1,473,818 in 1996, $1,540,650 in 1995 and $1,053,200 in 1994 and totaled
      $1,379,217 on March 3, 1997. The Company has also extended Mr. Thompson interest free, full recourse loans to exercise incentive stock options. The imputed interest accrued on these loans totaled $1,002 in 1996, $1,535 in 1995 and $1,262 in 1994. The maximum outstanding principal balance of these loans totaled $20,886 in 1996, $24,638 in 1995 and $28,780 in 1994 and totaled $16,920 on March 3, 1997.

-----------------------------------------------------------------------------------------------------
                      Option/SAR Grants in Last Fiscal Year

                         Individual Grants                                 Potential Realizable
             ----------------------------------------------                    Value
             Number of  Percent of Total                                  at Assumed Annual
             Securities     Options/SARs                                Rates of Stock Price
             Underlying       Granted to  Exercise or                Appreciation For Option Term
             Options/SARs   Employees in   Base Price     Expiration       5%           10%
Name         Granted (#)     Fiscal Year    ($/Sh)           Date        ($)             ($)
-----------------------------------------------------------------------------------------------------
Peter S.     125,000(1)(2)   15.8%          $20.88 (3)       4/15/06      $1,641,022   $4,158,672
Knox III
-----------------------------------------------------------------------------------------------------
W. Tennent   100,000(1)      12.7%          $20.88 (3)       4/15/06      $1,312,818   $3,326,937
Houston
-----------------------------------------------------------------------------------------------------
Michael N.    75,000 (1)      9.5%          $20.88 (3)       4/15/06      $ 984,613    $2,495,203
Thompson
-----------------------------------------------------------------------------------------------------

(1) All options are for Company common stock and are exercisable six months after the date of grant with respect to 20% of the number of shares underlying the options and an additional 20% annually after the date of grant. The exercise price may be paid by the option holder delivering shares already owned or those received upon exercise of options. The option holder may also exercise stock appreciation rights by surrendering the right to exercise an option in exchange for a payment in cash or common stock equal to the excess of the fair market value over the exercise price of the shares subject to the option, subject to the approval of the Plan Administrators.
(2) Peter S. Knox III died in December 1996, thereby causing 100,000 of these options to become exercisable at a time when they were otherwise unexercisable. All of his options may be exercised within one year after his death by his estate or by the person to whom the rights pass by will or by the laws of descent or distribution.
(3)   Fair market value on date of grant.

---------------------------------------------------------------------------------------------------------------------
             Aggregated Option/SAR Exercises in Last Fiscal Year and
                             FY-End Option/SAR Values

                                       Number of Securities          Value of Unexercised
                                       Underlying Unexercised            In-the-Money
               Shares                  Options/SARs at FY End       Options/SARs at FY End
               Acquired on  Value               (#)                          ($)
               Exercise     Realized
Name           (#)          ($)     Exercisable   Unexercisable    Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------------------
Peter S.        ---         ---     125,000       ---               $ 78,125    ---
Knox III (1)
---------------------------------------------------------------------------------------------------------------------
W. Tennent
Houston         ---         ---      63,000       99,000            $120,000    $98,750
---------------------------------------------------------------------------------------------------------------------
Michael N.      ---         ---      46,000       73,000            $105,375    $77,125
Thompson
---------------------------------------------------------------------------------------------------------------------

(1) Peter S. Knox III died in December 1996, thereby causing 100,000 of these options to become exercisable at a time when they were otherwise unexercisable. All of his options may be exercised within one year after his death by his estate or by the person to whom the rights pass by will or by the laws of descent or distribution.

                          Stock Price Performance Graph
   The graph below compares the five year cumulative total return to the shareholders of Merry Land & Investment Company, Inc. to the S&P 500 Index and the NAREIT Equity-REIT Index and assumes the reinvestment of all dividends at the market price on the day the dividend was paid beginning December 31, 1991 and ending December 31, 1996.

--------------------------------------------------------------------------
          Date            Merry Land    S&P 500        Equity REITs
        12/31/90             $100        $100              $100
         3/31/92             $105        $97               $101
         6/30/92             $118        $99               $103
         9/30/92             $159        $102              $110
        12/31/92             $199        $108              $115
         3/31/93             $235        $112              $139
         6/30/93             $230        $113              $135
         9/30/93             $294        $116              $148
        12/31/93             $279        $118              $137
         3/31/94             $297        $114              $142
         6/30/94             $291        $114              $144
         9/30/94             $286        $120              $141
        12/31/94             $324        $120              $141
         3/31/95             $294        $132              $141
         6/30/95             $312        $144              $150
         9/30/95             $329        $156              $157
        12/31/95             $374        $165              $163
         3/31/96             $350        $174              $167
         6/30/96             $344        $182              $174
         9/30/96             $356        $187              $186
        12/31/96             $364        $203              $221
--------------------------------------------------------------------------

                  Assumes $100 Invested on December 31, 1991 in
                Merry Land & Investment Company, Inc., S&P 500 and
                             NAREIT Equity-REIT Index


                     Voting Securities and Principal Holders
   The close of business on March 3, 1997 has been set as the record date for determination of shareholders entitled to notice of and to vote at the meeting. On March 3, 1997, the total number of outstanding shares of the Company's common stock (the only voting securities of the Company) was 38,147,198 each of which is entitled to one vote. The table below sets forth certain information concerning the only persons known to the Company to beneficially own more than 5% of the outstanding common stock, and the beneficial ownership of common stock of the directors and executive officers as a group:

----------------------------------------------------------------------------
                                 Amount and Nature of
Name and Address of           Beneficial Ownership as of       Percent of
 Beneficial Owner                   March 3, 1997              Class
----------------------------------------------------------------------------
Boone A. Knox
   3133 Washington Rd.                2,545,964 (1)            6.6%
   Thomson, GA 30824
----------------------------------------------------------------------------
All Directors and
Executive Officers as a group         3,877,281 (2)            10.1%
----------------------------------------------------------------------------
J.P. Morgan & Co Incorporated (3)
    60 Wall Street                    3,442,636 (3)            9.0%
    New York, NY 10260
-----------------------------------------------------------------------------
LaSalle Advisors LP (4)
ABKB/LaSalle Securities LP(4)         2,304,247 (4)            6.0%
    11 South LaSalle Street
    Chicago, IL 60603
----------------------------------------------------------------------------

(1) Boone A. Knox is chairman of the Company. Includes 100,000 shares of Company common stock purchased on 1/17/97 at the market price of $21.50 by borrowing $2,150,000 with a full recourse, interest free loan payable upon demand under the Company's Directors Stock Loan Plan. Includes 2,213,583 shares owned by Knox, Ltd., a limited partnership, 3133 Washington Road, Thomson, Georgia 30824, of which Boone A. Knox is managing general partner. Includes 185,425 shares owned by the Knox Foundation of which Boone A. Knox is trustee. 30,000 shares are held in Allied Bankshares Profit Sharing Plan of which Boone A. Knox is trustee. 5,998 shares are held by BT Investments, of which Boone A. Knox is general partner. 5,876 shares are held in his wife's name. Mr. Knox disclaims beneficial ownership of the shares owned by his wife. The remaining 105,082 shares are owned by Mr. Knox individually.
(2)   See "Directors" and "Executive Officers".
(3) This information is based solely upon a Schedule 13G/A filed under the Securities Exchange Act of 1934 on January 31, 1997 by J.P. Morgan & Co Incorporated, reporting the sole power to vote 3,438,536 shares and the sole power to dispose 3,442,636 shares. Of the 3,442,636 total shares beneficially owned, 3,396,536 are shares where there is a right to acquire. J.P. Morgan & Co Incorporated reports that "virtually all of our accounts involve outside persons who have the right to receive or direct the receipt of dividends from, or the proceeds from the sale of, securities in such accounts with respect to the class of securities which are the subject of this report. However, no such person's rights relate to more than five percent of the class..."
(4) This information is based solely upon on Schedule 13G filed under the Exchange Act on February 14, 1997 by LaSalle Advisors Limited Partnership ("LaSalle") and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), which were classified as a "Group" within the meaning of Section 13(d)(3) of the Exchange Act. LaSalle reports the sole power to vote 619,400 shares, the shared power to vote 233,347 shares, the sole power to dispose 619,400 shares, the shared power to dispose 615,697 shares, and total beneficial ownership of 1,235,097 shares. ABKB/LaSalle reports the sole power to vote 252,200 shares, the shared power to vote 628,850 shares, the sole power to dispose 252,200 shares, the shared power to dispose 816,950 shares, and total beneficial ownership of 1,069,150 shares. Both LaSalle and ABKB/LaSalle report that they are Investment Advisors registered under Section 203 of the Investment Advisors Act of 1940.


                         Stock Option and Incentive Plan
Background
The Board recommends approval of the Stock Option and Incentive Plan (the "Plan"), a complete copy of which is attached to this proxy statement as Appendix "A". The Plan is intended to consolidate and supersede several existing plans for Merry Land's key employees and directors. The Plan amends and restates the 1995 Stock Option and Incentive Plan (referred to as the "1995 Plan" as it exists prior to amendment by the Plan), which was approved by the shareholders at the 1995 Annual Meeting, and also merges and consolidates into the Plan four similar plans previously approved by the shareholders - the Amended and Restated Incentive Stock Option Plan approved by the shareholders at the 1990 Annual Meeting (the "Original Plan"); the 1993 Incentive Stock Option Plan (the "1993 Plan") and the Executive Officer Restricted Stock Loan Plan (the "Executive Plan"), both of which were approved by the shareholders at the 1993 Annual Meeting; and the 1994 Stock Option and Incentive Plan approved by the shareholders at the 1994 Annual Meeting (the "1994 Plan"). The Plan also merges and consolidates the Directors Stock Loan Plan adopted by the Board of Directors in January 1997 into the Plan.

The 1995 Plan and the other plans to be merged into the Plan have provided stock options and/or stock loans to selected Company employees or directors, thereby encouraging their proprietary interest in promoting the growth and performance of the Company. Since 1984, under all plans, Awards with respect to a total of 2,864,929 shares of common stock were awarded as stock options or stock loans to key employees including 150,000 shares of common stock awarded as stock loans to non-employee members of the Board of Directors. Under all plans, there are currently outstanding options to purchase 1,319,700 shares of common stock held by 47 employees and unpaid stock loans for the purchase of 1,154,500 shares of common stock held by 49 employees and directors. Because of forfeitures of stock options, Awards with respect to a total of 59,000 shares of common stock remain available under all of such plans.

The Board continues to believe that its stock option and stock loan programs are key elements in motivating employees to achieve the Company's financial and operational objectives and enhances the Company's ability to attract and retain individuals of exceptional management ability. The Board also further believes that the ability to make restricted stock grants will further these goals by encouraging management to achieve growth in both stock price and the dividend rate thereby aligning their interests with shareholders. The Board believes that the merger of all prior plans into the Plan will ease administrative burdens by eliminating differences between the various plans and the terms of the Awards available under the various plans.

                     Awards and Administration of Plan
If approved, the Plan would make an additional 1,800,000 shares of common stock available for issuance with the number of shares being subject to adjustment to reflect changes in the Company's capitalization such as stock dividends, stock splits, recapitalization, merger, consolidation or reorganization of the Company. Under the Plan, grants of any combination of Incentive Stock Options, Nonstatutory Stock Options, Stock Loan Rights, Director Stock Loan Rights, Dividend Rights, and Restricted Stock Grants up to an aggregate of 1,800,000 shares, may be awarded. The Plan shall remain in effect until 2007 unless sooner terminated in accordance with its terms.

The Plan will be administered by the Board, provided that the Board may choose to delegate its authority to a committee of the Board consisting of directors who are not Company employees or officers. Only key, full-time Company employees may be selected by the Administrators to receive awards, except that non-employee Directors may receive Director Stock Loan Rights (but no other type of award). The Company does not expect that more than 75 employees will be selected to receive awards. The Board is otherwise given absolute discretion under the Plan to select persons to whom awards will be granted and to determine the number and type of awards to be granted to each; however, no employee may receive awards with respect to more than 200,000 shares in any calendar year.

The Board has authority to fix the terms of all Awards (which need not be identical) and to take such other action in the administration, interpretation, and operation of the Plan as the Board deems appropriate under the circumstances. The Board may amend the Plan, except that no amendment shall be effective unless approved by the shareholders within 12 months of the amendment where such amendment will increase the number of shares of common stock as to which Incentive Stock Options may be granted, materially increase the cost to Merry Land of Awards other than Incentive Stock Options, or change the class of participants eligible to participate in the Plan.

             Incentive Stock Options and Nonstatutory Stock Options

Terms of Exercise Options ("Options") to buy stock may be granted to eligible employees under the Plan as either Incentive Stock Options ("ISOs"), which are intended to qualify for favorable tax treatment under federal tax law, or Nonstatutory Stock Options ("NSOs"). The Plan requires that the exercise price of the Options be equal to or greater than the fair market value of the Company's common stock on the date of the grant. The term of any ISO cannot exceed ten years from date of grant. Subject to additional restrictions, if any, imposed at the time of grant, Options will become exercisable at the rate of 20% of the shares subject to the Option per year. No Option will become exercisable within 6 months of the date of grant. The Options are not transferable, except by will or the laws of descent and distribution. Options may be exercised in any order. The Plan provides that the aggregate fair market value (determined at the time of grant) of stock for which ISOs first become exercisable in any calendar year cannot exceed $100,000 for any employee. Any excess Options are treated as NSOs.

Exercise Price The exercise price of an Option is payable in cash or, if permitted by the Board, by surrendering shares of the Company's common stock already owned by the optionee, or with a combination of cash and shares. The Board may, but except in an event of change in control is not required to, accept the surrender of the right to exercise an Option in consideration for payment by the Company of an amount equal to the excess of the fair market value of the shares subject to the option so surrendered over the option price of the shares. Payment may be made in cash or in shares of common stock of the Company, or partly in cash and partly in shares of common stock.

Termination of Employment If the optionee of an Option ceases to be employed by the Company or a subsidiary for any reason other than death or disability, the Option shall immediately terminate. However, an optionee whose employment is terminated by retirement in accordance with the normal retirement policies of the Company or an optionee whose employment is voluntarily terminated or terminated without cause within one year following a change in control of the Company will be permitted to exercise the Option for a period of three months after the date of termination, but no later than the date on which such Option would otherwise expire.

Change in Control Change in control means a change in control of Merry Land of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect on January 1, 1997, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of Merry Land or any successor of Merry Land; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of Merry Land approve any merger, consolidation or share exchange as a result of which the common stock of Merry Land shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of Merry Land), or any dissolution or liquidation of Merry Land or any sale or the disposition of 50% or more of the assets or business of Merry Land; or (iv) the shareholders of Merry Land approve any merger or consolidation to which Merry Land is a party or a share exchange in which Merry Land shall exchange its shares for shares of another corporation as a result of which the persons who were shareholders of Merry Land immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

Death or Disability If the optionee of an Option becomes disabled, the Option may be exercised at any time within one year after the date of termination of employment due to disability, but not later than the date on which the Option would otherwise expire. Upon the death of an optionee while employed by the Company, the Option will expire one year after the date of death unless by its terms it expires sooner. During this one year, the Option may be exercised by the optionee's estate or by the person to whom the optionee's rights under the Option pass by will or by the laws of descent and distribution.

              Stock Loan Rights and Director Stock Loan Rights
Under the Plan selected key employees may receive Stock Loan Rights, consisting of interest free loans to purchase Company common stock at the then prevailing market price. The loans are payable on demand, except upon the death or retirement of the employee or upon a change in control. The loans are secured by the common stock purchased by the employee, with such percentage as may be set by the Board of the dividends to be applied against the principal balance of the loan, and may be made with or without recourse against the employee. No shares of stock purchased with Stock Loan Rights may be released to the employee until the loan is repaid in full; provided, however, the Board of Directors may release a portion of said shares if and to the extent the fair market value of the remaining shares securing repayment of the loan exceeds
150% of the outstanding principal balance of the loan. In the event of default, the Company's recourse may either be limited to the stock purchased and pledged under the Stock Loan Rights and the employee may have no liability or may provide full recourse against the employee. Similar rights may also be granted to any non-employee member of the Board, and such Awards shall be referred to as "Director Stock Loan Rights".

                            Dividend Rights
Selected key employees may also receive Dividend Rights based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Dividend Right and the date such Award is exercised, vests or expires, under terms as determined by the Board. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations or forfeitability conditions as may be determined by the Board.

                        Restricted Stock Grants
Shares of Restricted Stock may be granted to key employees and may be subject to contractual restrictions established by the Board to be set forth in a Restricted Stock Agreement. The Agreement will set forth the conditions, if any, which will need to be satisfied before the Restricted Stock Grant will become effective and the conditions, if any, under which the key employee's interest in the Restricted Stock will be forfeited. After a Restricted Stock Grant becomes effective, the common stock will be registered in the name of the employee. The Restricted Stock Agreement will state whether the employee has the right to vote or receive dividends paid with respect to the Restricted Stock. The common stock related to Restricted Stock Grants that do not become effective because of a failure to meet the conditions therefor shall again be the subject of Awards under the Plan.

                 Certain Federal Income Tax Consequences
Taxation of ISOs; Holding Period Requirements An optionee receiving ISOs will not recognize income at the time the ISOs are granted or at the time the ISOs are exercised. However, the excess of the fair market value over the exercise price of the stock purchased will be an adjustment item for purposes of the alternative minimum tax in the year the ISOs are exercised. Provided the holding periods described below are met, when the shares of stock received pursuant to the exercise of an ISO are sold or otherwise disposed of in a taxable transaction, gain or loss, measured by the difference between the exercise price and the amount realized, will be recognized to the optionee as long-term capital gain or loss. In order for an optionee to receive this favorable tax treatment, the optionee must make no disposition of the shares within two years from the date the ISO was granted nor within one year from the date the ISO was exercised and the shares were transferred to the Optionee.

 ISOs Holding Period
Requirements Not Satisfied If all of the requirements for an ISO are met except for the holding period rules set forth above, the optionee will be required at the time of the disposition of the stock to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain. At that time, the Company will be allowed a corresponding business expense deduction to the extent of the amount of the optionee's ordinary income.

 NSOs An optionee receiving NSOs will not recognize income at the time the NSOs are granted. However, the excess of the fair market value over the exercise price of the stock purchased will be recognized as income by the optionee in the year the NSOs are exercised. The Company will be allowed a corresponding deduction in such amount.

Surrender of ISO If the Company makes a payment to the optionee in cash or in shares of common stock of the Company in exchange for the optionee's surrender of the right to exercise an ISO or NSO, then the optionee will recognize ordinary income in the amount of the cash received plus the fair market value of the stock received. The Company will be allowed a corresponding deduction in such amount.

Stock Loan Rights and Director Stock Loan Rights For federal income tax purposes interest will generally be imputed on an interest free or below market loan extended under the Plan. The employee or director is deemed to have paid the imputed interest to the Company and the Company is deemed to have paid said imputed interest back to the employee as additional compensation. The deemed interest payment is taxable to the Company as income, and may be deductible to the employee to the extent allowable under the rules relating to investment interest. The deemed compensation payment to the employee is taxable to the employee and deductible to the Company, but is subject, in the case of employees, to employment taxes such as FICA and FUTA. The deemed interest and compensation payments mostly offset each other for income tax purposes for both the Company and, to the extent the employee's or director's investment interest is deductible, the employee. However, if the loan is a limited recourse loan, the stock purchase may be recharacterized as an option to purchase (with no immediate tax consequences) until the circumstances dictate that option treatment is no longer appropriate.

Dividend Rights  Generally, the amount of cash and the value of shares of common stock credited to the employee's account will be treated as taxable income to the employee (and deductible to the Company) when the employee's benefits under the Dividend Rights are not subject to a substantial risk of forfeiture. Restricted Stock Grants An employee will recognize ordinary income in an amount equal to the fair market value of the common stock subject to the Restricted Stock Grants at the time of vesting. Dividends paid to an employee on shares of Restricted Stock prior to the vesting of such shares are treated as ordinary income of the employee in the year received. The Company will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the employee. The foregoing does not address the effects of foreign, state or local tax laws on the Plan or on the participation therein.

             Effect of Amendment and Merger of Prior Plans
The adoption of the Plan would have the effect of merging and consolidating into a single plan the Company's six pre-existing stock option and stock loan plans. To the extent the Plan contains provisions that are inconsistent with or not contained in the pre-existing plans, such plans would be amended. However, the amendment of such plans will not cause an amendment to any awards granted under the pre-existing plans unless and until the Company and the participant agree to amend such awards. The Company expects to amend the terms of the prior awards to cause them to be administered under the terms of the Plan, thereby simplifying the administration of the various Awards under the authority of the Board of Directors pursuant to a single plan document.
The adoption of the Plan does not extend the duration of any pre-existing plan or any award thereunder.

The terms of the stock loan and stock options granted under the pre-existing plans are substantially similar to each other and to the stock options and stock loans permitted under the Plan. Likewise, the terms of the pre-existing plans as applicable to the outstanding stock options and stock loans are substantially similar to the terms of the Plan (except inconsistences that are generally administrative in nature). However, stock loans under the pre-existing plans require different percentages (ranging from 60% to 100%) of the dividends paid on the loan shares to be applied to repayment of the loan. The Plan would permit the Board of Directors to set and amend the repayment rate as it deems appropriate for each Award. The Board intends to take into account various factors, including the income tax burden on the Participants related to the dividends paid on the loan shares when setting or amending the repayment rate (because the Participants must pay tax on the dividends even if the dividends are used to repay the loan to the Company). The Plan also contains a new definition of change in control (as described above), which may be applied to the existing rights of Participants to exercise stock appreciation rights or to exercise stock options within three months after termination of employment following a change in control. Existing stock loans may also be amended to prevent the loans from being payable upon demand after a death, retirement or change in control.

                     Transactions With Management and Others
   Ronald J. Benton, is a Vice President and Controller of the Company. Upon Mr. Benton's wife's termination with the Company, the Company paid her a net amount of $113,204 in consideration for her exercise of stock appreciation rights with respect to 16,500 stock options and the Company's purchase of 10,000 shares of common stock subject to stock loans. These transactions were in accordance with the terms of the Company's Stock Option and Incentive Plans, with the payments based upon the fair market value of the stock at the time of the transactions.

   W. Hale Barrett, a director and Secretary of the Company, is also the senior member of Hull, Towill, Norman & Barrett, P.C., counsel to the Company. The Company paid Mr. Barrett's firm $601,186 in fees in 1996.

  The Board believes that the terms of the above transactions are no less favorable to the Company than could have been realized in an arm's length transaction with unaffiliated persons.

                            Accountants
   The Company has selected Arthur Andersen LLP as the Company's independent public accounting firm for 1997. A representative of the accounting firm will be present at the annual meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if desired.

                  Shareholder Proposals for 1998 Annual Meeting
   Any shareholder may present a proposal for consideration at future meetings of the shareholders. The procedures which a shareholder must follow to submit a proposal are fully set forth in Rule 14a-8 of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Among other requirements of the rule is a requirement that proposals for consideration at the next annual meeting of the Company's shareholders must be received at the Company's principal office not later than November 12, 1997.

                                  Other Matters
   The Board knows of no other matters to be brought before the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the p roxy in accordance with their discretion and judgment in such matters.

 THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S
ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR 1996. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO W. HALE BARRETT, SECRETARY,
 MERRY LAND & INVESTMENT COMPANY, INC., P.O. BOX 1417, AUGUSTA, GEORGIA 30903.

March 24, 1997                        MERRY LAND & INVESTMENT COMPANY, INC.

                                   APPENDIX "A"
                      MERRY LAND & INVESTMENT COMPANY, INC.
                         STOCK OPTION AND INCENTIVE PLAN

   WHEREAS, Merry Land & Investment Company, Inc. ("Merry Land") desires to amend, restate and rename the Merry Land & Investment Company, Inc. 1995 Stock Option and Incentive Plan, renaming said Plan as the Merry Land & Investment Company, Inc. Stock Option and Incentive Plan (the "Plan") and to subject an additional 1,800,000 shares of Merry Land Common Stock to the Plan by adopting this Plan with respect to such Common Stock (the Plan as it exists before this amendment shall be referred to as the "1995 Plan").

   WHEREAS, Merry Land further desires to consolidate and merge five of its prior stock option and/or stock loan plans with and into the Plan for ease and consistency of administration and to eliminate the minor differences among the plans. The prior plans being merged into the Plan are as follows: (A) the Amended and Restated Merry Land & Investment Company, Inc. Incentive Stock Option Plan approved by the Shareholders April 16, 1990 (the "Original Plan");
(B) the Executive Officer Restricted Stock Loan Plan (the "1993 Executive Plan"); (C) the Merry Land & Investment Company, Inc. 1993 Incentive Stock Option Plan (the "1993 Plan"); (D) the Merry Land & Investment Company, Inc. 1994 Stock Option and Incentive Plan (the "1994 Plan"); and (E) the Directors Stock Loan Plan.

  NOW, THEREFORE, Merry Land hereby adopts the following Plan:

1.      PURPOSE
   a. This Plan is intended as a performance incentive and to encourage the continued employment of key employees of Merry Land and other corporations which qualify as subsidiary corporations of Merry Land (the "Subsidiaries") within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the person to whom an award (the "Award") is granted (the "Participant") may acquire or increase his or her proprietary interest in the success of Merry Land and the Subsidiaries. The Plan is also intended as a performance incentive and to encourage the continued loyalty, support and services of the members of Merry Land's Board of Directors. The Plan is further intended to closely associate the interests of Merry Land's management with the shareholders by reinforcing the relationship between Participants' rewards and shareholders' gains.
   b.   Awards may be designated as Incentive Stock Options, Nonstatutory
Stock Options, Stock Loan Rights, Director Stock Loan Rights, Dividend Rights, or Restricted Stock Grants. Awards designated as Incentive Stock Options are in tended to qualify as incentive stock options as defined in Section 422 of the Code.

2.      ADMINISTRATION
   a. The Plan shall be administered by the Board of Directors of Merry Land (the "Board of Directors"). A Director who is not an employee of Merry Land or its Subsidiaries shall not be eligible at any time during his or her tenure to receive Awards under the Plan, other than Director Stock Loan Rights.
A majority vote of the Board of Directors shall be required for all of their actions.
   b. The Board of Directors shall have the power, subject to, and within the limits of, the express provisions of the Plan:
        i. To determine from time to time which employees are eligible persons and which of the eligible persons shall be granted Awards under the Plan, and the time or times when, and the number of shares for which, an Award shall be granted to such person;
        ii. To prescribe the other terms and provisions (which need not be identical) of each Award granted under the Plan to eligible persons;
        iii. To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for administration. The Board of Directors, in the exercise of this power, may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement, in the manner and to the extent they shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Board of Directors may retain counsel at the expense of Merry Land. All decisions and determinations by the Board of Directors in exercising this power shall be final and binding upon Merry Land, the Subsidiaries, and the Participants.
        iv. To determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting a termination of his or her employment for purposes of the Plan; and
        v. Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of Merry Land and the Subsidiaries with respect to the Plan.
        vi. To delegate all its authority with respect to the Plan to a committee of the Board consisting of at least two (2) members of the Board who are treated as "outside directors" for purposes of 162(m) of the Code and "Non-Employee Directors" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934.
3. STOCK
   a. The stock subject to the Awards shall be shares of Merry Land's authorized but unissued common stock, no par value per share (the "Common Stock"). The original number of shares of common stock for which Awards were authorized, excluding the shares involved in the unexercised portion of any canceled, terminated or expired Awards, was as follows:
        (i)    114,929 shares under the Original Plan (the "Original Shares");
        (ii) 300,000 shares under the 1993 Executive Plan (the "Executive Shares");
        (iii)  200,000 shares under the 1993 Plan (the "1993 Shares");
        (iv)   600,000 shares under the 1994 Plan (the "1994 Shares");
        (v)    1,500,000 shares under the 1995 Plan (the "1995 Shares"); and
        (vi) 150,000 shares under the Directors Stock Loan Plan (the "Directors Shares")
   In addition to the Original Shares, the Executive Shares, the 1993 Shares, the 1994, the 1995 Shares and the Directors Shares, Awards for up to 1,800,000 shares of Common Stock (the "1997 Shares") may be granted, excluding the 1997 Shares involved in the unexercised portion of any canceled, terminated, or expired Awards. With respect to the 1997 Shares, the adoption of this plan is intended to be and shall be considered the adoption of a new plan.
   b. Whenever any outstanding Incentive Stock Option or Nonstatutory Stock Option under the Plan expires, is canceled, or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such Award may again be the subject of Awards under the Plan except for Awards surrendered as provided in Section 7 hereof.
4. ELIGIBILITY
   a. The persons who shall be eligible to receive Awards shall be full-time employees of Merry Land or the Subsidiaries who, in the opinion of the Board of Directors, are responsible in more than ministerial ways for the management, operation and success of Merry Land or a parent or Subsidiary (such employees to be designated as "key employees"). Further, members of the Board of Directors are eligible to receive Director Stock Loans, regardless of whether they are key employees. Subject to the following provisions, the Board of Directors may from time to time grant Awards to one or more eligible persons.
A Participant may hold more than one option and receive more than one Award.
No Participant may receive Awards with respect to more than 200,000 shares of Common Stock in any calendar year.
   b. Nonstatutory Stock Options and Incentive Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board of Directors at the time of grant of each such option, but in no event shall an option be exercisable after the expiration of 10 years from the date of grant, provided, however, that if any employee, at the time an Incentive Stock Option is granted to such employee, owns stock representing more than 10% of the total combined voting power of all classes of stock of Merry Land or any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of 5 years from the date of grant. Each Incentive Stock Option and Nonstatutory Stock Option granted under this Plan shall also be subject to earlier termination as provided in a particular Award agreement.
   c. The aggregate fair market value (determined at the time the Award is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under the Plan (and all such other Plans of Merry Land, a Subsidiary thereof, or parent or predecessor corporation within the meaning of Section 422 of the Code and the regulations promulgated thereunder) shall not exceed $100,000.00. For this purpose incentive stock options granted before January 1, 1987 shall not be taken into account. To the extent an Award of Incentive Stock Options would so exceed $100,000, such excess options shall be deemed Nonstatutory Stock Options.
5. TERMS OF THE OPTION AGREEMENTS
   The terms of each Award of Incentive Stock Options or Nonstatutory Stock Options shall be evidenced by an option agreement. Each option agreement shall contain such provisions as the Board of Directors shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:
   a. Any Award shall expire on the date specified in the Award agreement, which date for an Incentive Stock Option shall not be later than the tenth anniversary of the date on which the Award was granted.
   b. The minimum number of shares with respect to which an option may be exercised at any one time shall be 100 shares, unless the number purchased is the total number at the time available for purchase under the Award.
   c. Each Award shall be exercisable in such installments (which need not be equal) and at such times as designated by the Board of Directors; provided, however, that no Award granted hereunder shall be exercisable at a rate greater than 20% per year and provided further that no option may be exercised within 6 months of the date of grant. This 20% per year limitation shall be applied such that an additional 20% of the shares subject to each option may become exercisable on each anniversary date of the grant of the Award (until 100% of the shares may be purchased). To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but no later than the date the Award expires.
   d. The purchase price per share of Common Stock under each option shall be not less than the fair market value of the Common Stock subject to the Award on the date the Award is granted, subject to the conditions contained below with respect to 10% shareholders. For this purpose, the fair market value of the Common Stock shall be determined in good faith by the Board of Directors.
If any employee, at the time an Incentive Stock Option is granted to him or her, owns stock representing more than 10% of the total combined voting power of all such classes of stock of Merry Land or any of the Subsidiaries (or, under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock) the purchase price per share of Common Stock under each Incentive Stock Option granted to him or her shall be not less than 110% of the fair market value of the Common Stock subject to the Award at the date the Award is granted.
   e. The optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such option unless and until the option shall have been exercised pursuant to the terms thereof, Merry Land shall have issued and delivered the shares to the optionee, and the optionee's name shall have been entered as a stockholder of record on the books of Merry Land. Thereupon, the optionee shall have full voting, dividend, and other ownership rights with respect to such shares of Common Stock.
6. METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE OF OPTIONS
   a. Subject to the provisions of Sections 5 and 9 hereof, Incentive Stock Options and Nonstatutory Stock Options granted under this Plan may be exercised in whole or in installments to such extent, and at such time or times during the terms thereof, as shall be determined by the Board of Directors at the time of grant of each such Award.
   b. An option may be exercised by the Participant delivering to the Board of Directors on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase (the "Notice").
   c. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be in either (i) cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or
(ii) in the discretion of the Board of Directors, shares of Common Stock of Merry Land with a fair market value, determined in accordance with Section 5 hereof, as of the effective date of exercise of the option, equal to or less than the Total Option Price, plus cash, in an amount equal to the amount, if any, by which the Total Option Price exceeds the fair market value of the Common Stock.
   d. Except as provided to the contrary in Section 10 hereof, an Incentive Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an employee of Merry Land or any parent or Subsidiary.
   e. Merry Land may, with the Board of Directors' approval, extend one or more loans to Participants in connection with the exercise or receipt of outstanding options granted under the Plan; provided any such loan shall be subject to the following terms and conditions:
         i.The principal of the loan shall not exceed the amount required to be paid to Merry Land upon the exercise of the option and the loan proceeds shall be paid directly to Merry Land in consideration of such exercise or receipt.
        ii.The initial term of the loan shall be determined by the Board of Directors; provided that the term of the loan, including extensions, shall not exceed a period of ten years.
       iii.The loan shall be with full recourse to the Participant, shall be evidenced by the Participant's promissory note and shall bear interest at a rate determined by the Board of Directors but not less than Merry Land's average cost of funds as of a date within thirty-one (31) days of the date of such loan, as determined by the Board of Directors.
        iv.In the event a Participant terminates his or her employment with Merry Land, the unpaid principal balance of the note shall become due and payable on the tenth (10th) business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Securities Exchange Act of 1934, the unpaid balance shall become due and payable on the tenth (10th) business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.
7.      STOCK APPRECIATION RIGHTS
   a. The Board of Directors may (except that in the event of a change in control as defined in Section 10(d) the Board of Directors shall) authorize on such terms and conditions as they deem appropriate in each case, Merry Land to accept the surrender by the Optionee of the right to exercise an Incentive
Stock Option or Nonstatutory Stock Option (or portion thereof) in consideration for the payment by Merry Land of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option (or portion thereof) surrendered over the option price of such shares. Such payment, at the discretion of the Board of Directors, may be made in shares of Common
Stock valued at the then fair market value thereof (determined as provided in Section 5 hereof), or in cash, or partly in cash and partly in shares of Common Stock.
   b. Any option surrendered as provided in this Section 7 shall be canceled by Merry Land and not be subject to further grant.
   c. The Board of Directors shall be authorized hereunder to make payment to the optionee in shares of Common Stock only if Section 83 of the Code applies to the Common Stock transferred to the Participant.
   d. Notwithstanding anything contained herein to the contrary, the stock appreciation rights provided in this Section with respect to Incentive Stock Options shall, by their terms, meet the following requirements:
        i.The stock appreciation rights shall expire not later than the expiration of the underlying Incentive Stock Option to which such rights relate;
       ii.The stock appreciation rights may be for no more than 100% of the difference between the exercise price of the underlying Incentive Stock Option and the fair market value of the stock subject to the underlying Incentive Stock Option at the time the stock appreciation rights are exercised;
      iii.The stock appreciation rights may be transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;
       iv.The stock appreciation rights may be exercised only when the underlying Incentive Stock Option is eligible to be exercised;
        v.The stock appreciation rights may be exercised only when the fair market value of the stock subject to the underlying Incentive Stock Option exceeds the exercise price of such Incentive Stock Option; and
       vi.The stock appreciation rights may be exercised only if such exercise has the same economic and tax consequences as the exercise of the underlying Incentive Stock Option followed by an immediate sale of the stock acquired thereby.
8. USE OF PROCEEDS FROM STOCK
   Proceeds from the sale of Common Stock pursuant to options or Stock Loans granted under the Plan shall constitute general funds of Merry Land.
9. ADJUSTMENT OF SHARES UPON CHANGES IN CAPITAL STRUCTURE
   The number of available shares authorized to be the subject of Awards and the number of shares covered by any outstanding Incentive or Nonstatutory Stock Option, Dividend Right or Restricted Stock Grant and the price per share thereof shall be proportionately adjusted by the Board of Directors for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend or any other increases in such shares effected without receipt of consideration by Merry Land, or any other decrease therein effected without distribution of cash or property in connection therewith.

   If Merry Land is merged into or consolidated with another corporation under circumstances where Merry Land is not the surviving corporation or if Merry Land is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised options, Dividend Rights or Restricted Stock Grants remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, or sale, as the case may be, each holder of any outstanding Award shall be entitled, in lieu of such rights to shares of Common Stock, similar rights with respect to shares of such stock or other securities, cash, or other property, as the holders of shares of common stock receive pursuant to the terms of the merger, consolidation, or sale; and (iii) all outstanding options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation, or sale provided that notice of such cancellation shall be given to each holder of an option, and each holder of any option shall have the right to exercise such option in full, whether or not then otherwise exercisable, during a 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.
10.     TERMINATION OF EMPLOYMENT OR SERVICE
   a. In the event of the death of an optionee while in the employ of Merry Land or a parent orSubsidiary:
        i.Nonstatutory or Incentive Stock Options, whether or not exercisable at the time of the death of the optionee, may be exercised, as provided in Section 6 hereof, by the estate of the optionee or by a person who acquired the right to exercise such option by bequest or inheritance from such optionee, within one year after the date of death but not later than the date on which the option would otherwise expire; or
       ii.The Board of Directors may authorize, if not theretofore authorized, Merry Land to accept surrender of the right to exercise such option (or any part th ereof) to the extent that the optionee was entitled to do so under Section 7 hereof at the date of his or her death by the estate of the optionee, or by a person who acquired the right to exercise such option by bequest or inheritance from such optionee, within one year after the date of such death but not later than the date on which the Option would otherwise expire.
   b. If the employment of an optionee is terminated by reason of disability as defined in Section 22(e)(3) of the Code, the Incentive or Nonstatutory Stock Options held by such optionee may be exercised, as provided in Section 6 hereof, whether or not exercisable at the time of such termination of employment (subject to the limitations of Section 4(c)), within one year after such termination but not later than the date on which such options would otherwise expire.
   c. If the employment of an optionee is terminated for any reason other than such death or disability, Incentive and Nonstatutory Stock Options held by such optionee shall, to the extent not theretofore exercised, be canceled upon such termination and shall not thereafter be exercisable; provided, however, that an optionee whose employment is terminated by retirement in accordance with the normal retirement policies of Merry Land or a parent or Subsidiary, as determined by the Board of Directors, shall be permitted to exercise such options, whether or not exercisable at the time of such termination, for a period of three months after the date of such termination but no later than the date on which the options would otherwise expire; provided, further, that the optionee who terminates employment voluntarily or whose employment is terminated without cause within one year following a change in control (as defined in Section 10(d)) shall be permitted to exercise such option, whether or not exercisable at the time of such termination, for a period of three (3) months after the date of such termination but not later than the date on which the options would otherwise expire.
   d. "Change in control" means a change in control of Merry Land of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect on January 1, 1997, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of Merry Land or any successor of Merry Land;
(ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of Merry Land approve any merger, consolidation or share exchange as a result of which the common stock of Merry Land shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of Merry Land), or any dissolution or liquidation of Merry Land or any sale or the disposition of 50% or more of the assets or business of Merry Land; or (iv) the shareholders of Merry Land approve any merger or consolidation to which Merry Land is a party or a share exchange in which Merry Land shall exchange its shares for shares of another corporation as a result of which the persons who were shareholders of Merry Land immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.
11.     AMENDMENT OF THE PLAN
   The Board of Directors, at any time, and from time to time, may amend the Plan, subject to any required regulatory approval and to the limitation that, except as provided in Section 9 hereof, no amendment shall be effective unless approved by vote of a majority of the total votes cast by the stockholders of Merry Land at an annual or special meeting held within twelve months before or after the date of such amendment's adoption, where such amendment will:
   a. Increase the number of shares of Common Stock as to which Incentive Stock Options may be granted under the Plan; or
   b. Change in substance Section 4 hereof relating to eligibility to participate in the Plan; or
   c. Materially increase the cost to Merry Land of Awards other than Incentive Stock Options.

Except as provided in Section 9 hereof, rights and obligations under any Award granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the Award was granted. The amendments made by this Plan shall apply only with respect to Awards granted on or after the date this Plan is adopted by the Board of Directors. The provisions of the Original Plan, the Executive Plan, the 1993 Plan, the 1994 Plan, the 1995 Plan, and the Director Stock Loan Plan shall continue to apply with respect to Awards granted prior to such date, unless and until the Participant and the Board of Directors agree to amend the terms of any such Award to incorporate the provisions of this Plan or to amend the terms of any Award in a manner permitted for Awards under this Plan. Absent such an agreement, nothing contained herein shall be deemed to change the provisions of any Award entered into prior to the date of adoption of this Plan by the Board of Directors.
12.     EFFECTIVENESS OF THE PLAN
   This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that (i) the effectiveness of this Plan shall be subject to the approval of the stockholders of Merry Land, within 12 months before or after the adoption of this Plan by the Board of Directors, and (ii) the effectiveness of Awards of 1997 Shares granted under this Plan prior to the date such stockholder approval is obtained shall also be subject to such stockholder approval. Upon the effective date of this Plan, the Original Plan, the Executive Plan, the 1993 Plan, the 1994 Plan, the 1995 Plan, and the Directors Stock Loan Plan shall be merged with and into this Plan and, except as provided in Section 11 hereof, the terms of this Plan shall govern those plans. In the event such approvals are not given, the Original Plan, the Executive Plan, the 1993 Plan, the 1994 Plan, the 1995 Plan, and the Directors Stock Loan Plan shall remain in effect as they exist prior to this amendment.
13.     TERMINATION OR SUSPENSION OF PLAN
   The Board of Directors at any time may terminate or suspend the Plan. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the effective date specified in Section 12 hereof, but such termination shall not affect any Award theretofore granted. Further, the Plan shall terminate as follows: (i) with respect to the Original Shares, on the dates specified in the Original Plan prior to this amendment; (ii) with respect to the 1993 Shares, on the dates specified in the 1993 Plan prior to this amendment; (iii) with respect to the 1994 Shares, on the dates specified in the 1994 Plan prior to this amendment; and (iv) with respect to the 1995 Shares, on the dates specified in the 1995 Plan prior to this amendment. No further Awards may be granted under the Executive Plan or the Directors Stock Loan Plan. An
Award may not be granted while the Plan is suspended or after it is terminated.
   Rights and obligations under any Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the Participant.
14.     STOCK LOAN RIGHTS - DIRECTOR STOCK LOAN RIGHTS
   A Participant may be granted rights to receive interest free, limited or full recourse loans to purchase Common Stock at the fair market value (determined as provided in Section 5) prevailing at the time of purchase ("Stock Loan Rights"). Stock Loan Rights may permit a Participant to elect to purchase the stock subject to the Award at any time within forty-five (45) days of the date of Award. If the Participant chooses not to purchase the Common Stock subject to the Award within such time period, the Award shall be deemed to be canceled and the Common Stock subject to such Award may again be the subject of Awards under the Plan. The loans shall be:
   a.   evidenced by a promissory note,
   b. payable on demand (except upon the death or retirement of a Participant or upon a change in control as defined in Section 10(d)),
   c. secured by the common stock purchased by the employee with such percentage as may be set by the Board of Directors of all dividends to be applied against the principal balance of the loan, and
   d. if approved by the Board of Directors, extended on a limited recourse basis with recourse in the event of default limited to the shares of stock purchased with and securing the loan and without personal liability on the part of the employee.

  The percentage of dividends required to be applied against the principal balance of any loan shall be set forth in the terms of the Award. No shares of Common Stock purchased pursuant to an Award of Stock Loan Rights may be released to the employee until the loan is repaid in full; provided, however, the Board of Directors may release a portion of said shares if and to the extent the fair market value of the remaining shares securing repayment of the loan exceeds 150% of the outstanding principal balance of the loan.

 Similar rights on the same terms may also be granted to any member of the Board of Directors, regardless of whether he is an employee, and such Awards shall be referred to as "Director Stock Loan Rights".
15.     DIVIDEND RIGHTS
   A Participant may also be granted "Dividend Rights" based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the Award Date and the date such Award is exercised, vests or expires, as determined by the Board of Directors. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board of Directors.
16.     RESTRICTED STOCK GRANTS
   The Board of Directors, acting in its absolute discretion shall have the right to award Restricted Stock Grants to Participants. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, which will need to be timely satisfied before the Award will be effective and the conditions, if any, under which the Participant's interest in the related Common Stock will be forfeited. The Board of Directors acting in its absolute discretion may make a Restricted Stock Grant subject to the satisfaction of such conditions which the Board of Directors deems appropriate under the circumstances for Participants generally or for a Participant in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition. If a Restricted Stock Grant fails to become effective by reason of the failure of a condition to the effectiveness of the Award, in whole or in part, the Award shall be deemed to be canceled and the Common Stock subject to such Award may again be the subject of Awards under the Plan.

   The Board of Directors may make each Restricted Stock Grant (if, when and to the extent that the grant becomes effective) subject to such conditions which the Board of Directors acting in its absolute discretion deems appropriate under the circumstances for Participants generally or for a Participant in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition, which conditions may be waived in the event of death, disability or retirement of a Participant as well as a change in control. A Participant's nonforfeitable interest in the shares of Common Stock related to a Restricted Stock Grant shall depend on the extent to which each such condition is timely satisfied. A stock certificate shall be issued to, or for the benefit of, the Participant with respect to the number of shares of Common
Stock for which a grant has become effective and completely nonforfeitable.

 Each Restricted Stock Agreement shall state whether the Participant shall have a right to receive any cash or other dividends which are paid with respect to his or her Restricted Stock Grant before the Participant's interest in such stock becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Participant has no right to receive a dividend when paid, such Agreement shall set forth the conditions, if any, under which the Participant will be eligible to receive payments in the future to compensate the Participant for the fact that he or she had no right to receive any dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from its general assets, and the Participant shall be no more than a general and unsecured creditor of the Company with respect to such payments.

   A Participant shall have the right to vote the Stock related to his or her Restricted Stock Grant after the Award is effective with respect to such Stock but before his or her interest in such Stock has been forfeited or has become nonforfeitable, if and to the extent provided in the Restricted Stock Agreement.
17.     NONEXCLUSIVITY OF THE PLAN
   Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of Merry Land for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock Awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. The adoption of this Plan shall not terminate or have any effect on any prior or existing incentive stock option or stock loan plan, except as specifically provided herein.
18.     NONTRANSFERABILITY OF AWARDS
   Except as provided in Section 10 hereof:
   a. All Awards granted pursuant to the Plan shall not be transferable, except by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant; and
   b. No assignment or transfer of the Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right in the Award whatsoever, but immediately upon any attempt to assign or transfer the Award the same shall terminate and be of no force or effect.
19.     MANNER OF GRANT OF AWARDS
   Nothing contained in this Plan or in any resolution heretofore or hereafter adopted by the Board of Directors or any committee or by the stockholders of Merry Land with respect to this Plan shall constitute the granting of an Award under the Plan. The granting of an Award under this Plan shall be deemed to occur only upon the date on which the Board of Directors as provided for in
Section 2 hereof shall approve the grant of such Award.
20.     SECURITIES LAWS
   All Awards shall be subject to any provision necessary to assure compliance with federal and state securities laws. Unless otherwise advised by counsel to Merry Land, (i) each Award shall contain Participant's acknowledgment that neither the Award nor the securities subject to the Award have been registered under any state or federal securities law; (ii) Participant agrees that the Award may not be exercised unless he or she is able and willing to represent in writing to Merry Land that the securities subject to the Award are being acquired by Participant for his or her own account and without a view to the further distribution of such securities; and (iii) a legend reading substantially as follows shall be placed on the certificate(s) representing the securities:
    "These securities have not been registered under the Securities Act of 1933 nor under any state securities law and may not be offered or sold or transferred in the absence of an effective registration statement under the Securities Act or under any applicable state act or an opinion of counsel satisfactory to the Corporation that such registration is not required."

     The transfer agent shall also be instructed to refuse to transfer the securities unless the legend has been complied with.
21.     TAX WITHHOLDING
   The employer (whether Merry Land or a Subsidiary) of any employee granted an Award under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, vesting or exercise of any Award or the sale of stock acquired upon the exercise of an Incentive Stock Option in order for the employer to obtain a tax deduction available to the employer as a consequence of such grant, exercise, or sale, as the case may be or to comply with the law.
22.     CONTINUATION OF EMPLOYMENT
   Nothing contained in this Plan (or in any written Award agreement) shall obligate Merry Land or any Subsidiary to continue to employ, for any period, an employee to whom an Award has been granted, or interfere with the right of Merry Land or any Subsidiary to reduce such employee's compensation.
23.     PLAN NOT FUNDED
   No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of Merry Land by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan shall create a trust of any kind or a fiduciary relationship between Merry Land and any Participant or beneficiary. To the extent that a Participant or beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of Merry Land. Awards payable under the Plan shall be paid in shares of Common Stock or from the general assets of Merry Land, and no special or separate fund or deposit shall be established and no segregation of assets or shares shall be made to assure payment of such Awards.

24.     EXCULPATION AND INDEMNIFICATION
   Merry Land shall indemnify and hold harmless the members of the Board of Directors acting in accordance with Section 2, from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

                      MERRY LAND & INVESTMENT COMPANY, INC.
                                  P.O. Box 1417
                              Augusta, Georgia 30903

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Boone A. Knox  and
W. Tennent Houston, or either of them present at the annual meeting to be held on April 21, 1997 at 10:00 a.m. at the Radisson Riverfront Hotel, Two Tenth Street, Augusta, Georgia, and at any or all adjournments, with power of substitution, as the undersigned's true and lawful attorney and proxy to represent the undersigned at that meeting and to vote in the undersigned's name, that number of shares which the undersigned is entitled to vote. The undersigned's attorney and proxy is hereby instructed to vote as follows:
-------------------------------------------------------------------------------
1.   ELECTION OF DIRECTORS

[] FOR all nominees listed below     [] WITHHOLD AUTHORITY to vote for all below
   (except as marked to the contrary below)

 W. Hale Barrett  W. Tennent Houston    Robert P. Kirby        Boone A. Knox

          Hugh Calvin Long II      Paul S. Simon     Michael N. Thompson

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY LISTED INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE
NOMINEE'S NAME ON THE LIST ABOVE.
-----------------------------------------------------------------------------
2.   APPROVAL OF THE STOCK OPTION AND INCENTIVE PLAN

             [ ] FOR          [ ] AGAINST            [ ] ABSTAIN
-----------------------------------------------------------------------------
3.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
     OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
FOR THE ELECTION OF ALL DIRECTORS
AND APPROVAL OF THE STOCK OPTION AND INCENTIVE PLAN.
------------------------------------------------------------------------------
     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

                                     PLEASE INDICATE ANY CHANGE IN ADDRESS
                                               Dated:                   ,1997
                                                ----------------------------


                                                ----------------------------
                                                Signature of Shareholder


                                                ----------------------------
                                                Signature if held jointly

   Please specify choices, sign, date and return in the enclosed postage paid envelope.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.